THE SANDS REGENT AND SUBSIDIARIES

EXHIBIT 99.1

CERTIFICATION OF FINANCIAL CONDITION
AND RESULTS OF OPERATION

In connection with the Quarterly Report of The Sands Regent (the “Company”) on Form 10Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned certify that:

(1)  They are, respectively, the Chief Executive Officer and Chief Operating and Principal Accounting Officer of the Company.

(2)  They have reviewed the Company’s Report and the requirements of Section 13(a) and 15(d) of the Securities Exchange Ace of 1934, as amended (the “Act”).

(3)  They have concluded that the Report fully complies with the requirement of Section 13(a) or 15(d) of the Act.

(4)  They have concluded that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated this 14th day of November 2002.

/s/ Ferenc B. Szony

Ferenc B. Szony President and Chief Executive Officer

/s/ Robert J. Medeiros

Robert J. Medeiros Chief Operating and Principal Accounting Officer